UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2020

McKESSON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13252	94-3207296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 State Hwy 161

Irving, TX 75039

(Address of Principal Executive Offices, and Zip Code)

(972) 446-4800

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MCK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Explanatory Note

As previously announced, on March 1, 2017, McKesson Corporation (the “Company”) and Change Healthcare Inc. (formerly HCIT Holdings, Inc.), a Delaware corporation (“Change”), completed certain transactions whereby the majority of McKesson’s Technology Solutions segment and substantially all of Change Healthcare Performance, Inc.’s (formerly Change Healthcare, Inc.) legacy business were contributed to Change Healthcare LLC, a Delaware limited liability company (“Change Healthcare”), resulting in the establishment of a joint venture (the “Joint Venture Transactions”).

On February 10, 2020, the Company issued a press release announcing the commencement of its exchange offer (the “Exchange Offer”) related to the separation of the Company’s interest in Change Healthcare. The separation is being effected in connection with the merger of PF2 SpinCo, Inc. (“SpinCo”), a Delaware corporation and a wholly owned subsidiary of the Company, and Change (the “Merger”). As previously announced, in connection with the consummation of the Joint Venture Transactions, the Company, SpinCo and Change entered into a number of agreements, including the Merger Agreement dated as of December 20, 2016 (the “Merger Agreement”), pursuant to which, among other things, immediately following the consummation of the Exchange Offer (and any required clean-up spin-off distribution as described below), SpinCo will merge with and into Change, with Change as the surviving company. The separation transactions described in this Current Report on Form 8-K are collectively referred to herein as the “Transactions”.

In the Exchange Offer, the Company is offering the holders of its common stock, par value $0.01 per share (the “McKesson Common Stock”), the option to exchange their shares of McKesson Common Stock for shares of SpinCo’s common stock, par value $0.001 per share (the “SpinCo Common Stock”). SpinCo will hold all of the Company’s interest in Change Healthcare prior to the consummation of the Exchange Offer. If the Exchange Offer is not fully subscribed because less than all shares of SpinCo Common Stock owned by the Company are exchanged, or if the Exchange Offer is consummated but not all of the shares of SpinCo Common Stock owned by the Company are exchanged, the remaining shares of SpinCo Common Stock owned by the Company will be distributed in a clean-up spin-off (the “Spin-off” and, together with the exchange offer, the “Distribution”) on a pro rata basis to holders of McKesson Common Stock whose shares of McKesson Common Stock remain outstanding after consummation of the Exchange Offer.

Immediately following the Distribution, all shares of SpinCo Common Stock will be converted into an equal number of shares of common stock of Change, par value $0.001 (the “Change Common Stock”), in the Merger. After the completion of the Merger, Change Healthcare will be a wholly-owned subsidiary of Change, and the holders of McKesson Common Stock who participate in the Exchange Offer or who receive SpinCo Common Stock in the Spin-off, if applicable, will own approximately 51% of the Change Common Stock on a fully-diluted basis.

The Distribution is intended to be executed via a tax-free distribution of SpinCo Common Stock to holders of McKesson Common Stock for U.S. federal income tax purposes. The Merger is intended to qualify as a “reorganization” for U.S. federal income tax purposes.

The Separation Agreement

On February 10, 2020, in connection with the commencement of the Exchange Offer, the Company, SpinCo, Change, Change Healthcare (and certain of its affiliates), entered into a Separation and Distribution Agreement (the “Separation Agreement”), which provides the material terms for the Distribution.

Subject to the terms and conditions of the Separation Agreement, prior to consummating the Distribution and completing the Merger, to the extent not already completed, the Company will transfer to SpinCo all of its direct or indirect interest in Change Healthcare. In addition, the Company will commence the Exchange Offer and, to the extent that any shares of SpinCo Common Stock are not exchanged in the Exchange Offer, after giving effect to the Exchange Offer, the Company will distribute the remaining shares of SpinCo Common Stock on a pro rata basis to the holders of outstanding shares of McKesson Common Stock in the Spin-off. The Company, in its sole discretion, will determine the terms of the Exchange Offer, including the number of shares of SpinCo’s Common Stock that will be offered for each share of McKesson Common Stock.

The Separation Agreement also sets forth other agreements between the Company, SpinCo and Change related to the transactions, including provisions concerning the termination and settlement of intercompany accounts and financial instruments and the resignation of Company personnel from SpinCo prior to the Distribution. The Separation Agreement also sets forth agreements that govern certain aspects of the relationship between the Company and Change after the Distribution, including provisions with respect to litigation, access to information, confidentiality and dispute resolution.

The Separation Agreement requires the Company to indemnify Change against losses arising from, among other things, (i) any liabilities of the Company (other than liabilities of Change Healthcare or arising out of ownership of Change Healthcare) (ii) any of the Company’s financial instruments, (iii) breaches by the Company of the Separation Agreement, (iv) any liabilities of SpinCo and its subsidiaries arising before (or based on facts occurring before) the Distribution, (v) any indemnification claims of officers or directors of the Company and its subsidiaries (including SpinCo, prior to the Distribution) and (vi) the failure of the consummation of the Merger to occur immediately following the Distribution as a result of a breach of the Merger Agreement by the Company or SpinCo. The Separation Agreement requires Change to indemnify the Company against losses arising from, among other things, (i) any liabilities of Change Healthcare or arising out of ownership of Change Healthcare, (ii) breaches by SpinCo of the Separation Agreement following the Merger and (iii) the failure of the consummation of the Merger to occur immediately following the Distribution as a result of a breach of the Merger Agreement by Change. The Company is also required to indemnify Change for losses arising from any material misstatements or omissions in SEC filings required in connection with the Transactions to the extent such misstatements or omissions were not based on information furnished by Change.

Tax Matters Agreement

Pursuant to the Separation Agreement, the Company, SpinCo and Change will enter into a Tax Matters Agreement as of the effective date of the Distribution. The Tax Matters Agreement will govern the rights, responsibilities and obligations of the Company and SpinCo after the Transactions with respect to tax liabilities and benefits, tax attributes, tax contests and other tax sharing regarding U.S. federal, state and local, and non-U.S., taxes, other tax matters and related tax returns. In addition, the Tax Matters Agreement could restrict Change’s ability to enter into certain change of control or other transactions involving Change’s equity if such transactions could implicate the tax-free status of the Distribution. To the extent the Distribution does not qualify as a tax-free transaction as a result of Change’s failure to comply with the Tax Matters Agreement, Change will be required to indemnify the Company, and in certain circumstances the Tax Matters Agreement may require that Change enter into a new tax receivable agreement pursuant to which it will be required to pay to the Company 85% of the cash tax savings, if any, arising from the utilization of certain tax basis increases resulting from the Distribution.

The Distribution is subject to the satisfaction or waiver of certain conditions, including that the registration statement on Form S-4 and S-1 (File No. 333-236236) filed by SpinCo (the “SpinCo Registration Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the Distribution and the registration statement on Form S-4 (File No. 333-236234) filed by Change (together with the SpinCo Registration Statement, the “Registration Statements”) with the SEC in connection with the Merger will each be declared effective by the SEC, that the Merger Agreement be in full force and effect at the time of the Distribution, that all the conditions to the Merger have been satisfied or waived, and the other conditions described more fully in the Registration Statements. The Merger is also subject to the satisfaction or waiver of certain conditions, including that the Distribution has been consummated, the receipt by the Company, on the one hand, and Change, on the other hand, of opinions from their respective counsel relating to the treatment of the distribution and the merger for U.S. federal income tax purposes, and the other conditions described more fully in the Registration Statements.

The foregoing description of the Separation Agreement (including the Tax Matters Agreement) does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Separation Agreement (including the form of Tax Matters Agreement included therein), which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Item 8.01	Other Events.

On February 10, 2020, the Company issued a press release announcing the commencement of the Exchange Offer. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1

Separation and Distribution Agreement by and between McKesson Corporation, PF2 SpinCo, Inc., Change Healthcare Inc., Change Healthcare LLC, Change Intermediate Holdings, LLC and Change Healthcare Holdings, LLC (including form of Tax Matters Agreement)

99.1	Press release issued by the McKesson Corporation dated February 10, 2020.

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

Forward-Looking Statements

This communication contains certain statements about the Company, SpinCo and Change that are “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. These matters involve risks and uncertainties as discussed in the Company’s and Changes’s respective periodic reports on Form 10-K and Form 10-Q and current reports on Form 8-K, filed from time to time with the SEC. The forward-looking statements contained in this communication may include statements about the expected effects on the Company, SpinCo and Change of the separation of SpinCo from the Company and the merger of SpinCo with and into Change (collectively, the “Transactions”); the anticipated benefits of the Transactions and the Company’s, SpinCo’s and Change’s anticipated financial results; and also include all other statements in this communication that are not historical facts. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “could,” “positioned,” “strategy,” “future,” or words, phrases, or terms of similar substance or the negative thereof, are forward-looking statements. These statements are based on the current expectations of the management of the Company, SpinCo and Change (as the case may be) and are subject to uncertainty and to changes in circumstances and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Such risks, uncertainties and assumptions include, but are not limited to: changes in the healthcare industry and regulatory environment; fluctuations in foreign currency exchange rates; material adverse resolution of pending legal proceedings, including those related to the distribution of controlled substances; cyberattack, natural disaster, or malfunction of sophisticated internal computer systems to perform as designed; the potential inadequacy of insurance to cover property loss or liability claims; the satisfaction of the conditions to the Transactions and other risks related to the completion of the Transactions and actions related thereto; the Company’s and Change’s ability to complete the Transactions on the anticipated terms and schedule, including the ability to obtain regulatory approvals; the anticipated tax treatment of the Transactions and related transactions; the expansion and growth of Change’s operations; ongoing risks related to the price or trading volume of Change’s common stock; failure to pay dividends to holders of Change’s common stock; impairment charges for goodwill; and the risk that disruptions from the Transactions will harm the Company’s, SpinCo’s or Change’s businesses. However, it is not possible to predict or identify all such factors. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and none of the Company, SpinCo or Change undertakes any obligation to update publicly such statements to reflect subsequent events or circumstances.

Important Notices and Additional Information

In connection with the Transactions, the Company has filed with the SEC a Schedule TO with respect to the exchange offer, SpinCo has filed with the SEC a registration statement on Form S-4 and Form S-1 containing a prospectus of SpinCo relating to the exchange offer, and Change has filed with the SEC a registration statement on Form S-4 relating to the Transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE DOCUMENTS AND ANY AMENDMENTS TO THESE DOCUMENTS WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SPINCO AND CHANGE AND THE TRANSACTIONS. Investors and security holders may obtain these materials and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of these materials may be obtained free of charge by accessing the Company’s website at www.mckesson.com, or from Change by accessing Change’s website at www.changehealthcare.com.

To obtain copies of the exchange offer prospectus and related documents, or for questions about the exchange offer or how to participate, please visit the website that the Company will maintain for the exchange offer at www.dfking.com/McKesson or contact the information agent, D.F. King & Co., at 1-866-304-5477 (toll-free in the United States) and 1-212-269-5550 (outside of the United States).

None of the Company, SpinCo, Change or their respective directors or officers makes any recommendation as to whether any stockholder of the Company should participate in the exchange offer. This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2020

McKesson Corporation

By:	/s/ Britt J. Vitalone
Britt J. Vitalone
Executive Vice President and Chief Financial Officer